[Clearing Agency Legend]

                                                               EXHIBIT 4(g)

               Certificate Number       Number of               Securities

                    P-                  CUSIP NO.

                   Certificate Evidencing               Securities

                                          of

                               TU Electric Capital

                  % Cumulative                           Securities
                 (liquidation amount $   per               Security)


                    TU Electric Capital    , a statutory business trust
          created under the laws of the State of Delaware (the "Trust"), hereby certifies that ____________ (the "Holder") is the
          registered owner of _____ (_____)             securities of the
          Trust representing an undivided beneficial interest in the assets
          of the Trust and designated the TU Electric Capital         %
          Cumulative                           Securities (liquidation
          amount $   per               Security) (the "
          Securities").  The               Securities are transferable on
          the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in Section
          5.04 or 5.11 of the Trust Agreement (as defined below). The designations, rights, privileges, restrictions, preferences and
          other terms and provisions of the               Securities are
          set forth in, and this certificate and the
          Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended
          and Restated Trust Agreement of the Trust dated as of           ,
          1997, as the same may be amended from time to time (the "Trust Agreement") including the designation of the terms of
           Securities as set forth therein. The holder of this certificate is entitled to the benefits of the Guarantee Agreement of Texas Utilities Electric Company, a Texas corporation, and The Bank of
          New York, as guarantee trustee, dated as of           , 1997 (the
          "Guarantee") to the extent provided therein. The Trust will furnish a copy of the Trust Agreement and the Guarantee to the holder of this certificate without charge upon written request to the Trust at its principal place of business or registered office.

                    Upon receipt of this certificate, the holder of this certificate is bound by the Trust Agreement and is entitled to the benefits thereunder.

                    IN WITNESS WHEREOF, one of the Administrative Trustees of the Trust has executed this certificate for and on behalf of the Trust.

          Dated:

                                        TU ELECTRIC CAPITAL


                                        By:
                                           ---------------------------

                                                  not in his (her)
                                                  individual capacity, but
                                                  solely as Administrative
                                                  Trustee

          Countersigned and Registered:
                                             TEXAS UTILITIES SERVICES INC.,
                                             Transfer Agent and Registrar

                                        By:
                                           --------------------------
                                                  (Authorized Signature)


                                             THE BANK OF NEW YORK, as agent
                                             for the Transfer Agent and
                                             Registrar

                                        By:
                                           --------------------------
                                                  (Authorized Signature)

                                      ASSIGNMENT

                    FOR VALUE RECEIVED, the undersigned assigns and
          transfers this               Security to:

          ------------------------------------------------------------
          ------------------------------------------------------------
          ------------------------------------------------------------
          (Insert assignee's social security or tax identification number)

          ------------------------------------------------------------
          ------------------------------------------------------------
          ------------------------------------------------------------
          (Insert address and zip code of assignee)

          of the               Securities represented by this Certificate
          and irrevocably appoints

          -----------------------------------------------------------
          -----------------------------------------------------------
          -----------------------------------------------------------
          attorney to transfer such               Securities Certificate on
          the books of the Trust. The attorney may substitute another to act for him or her.

          Date:
               -----------------

          Signature:
                    -------------------------
          (Sign exactly as your name appears on the other side of this Securities Certificate)

          Signature:
                    ------------------------

          (Sign exactly as your name appears on the other side of this Securities Certificate)